                                 CORRESPONDENCE
                      Certification Pursuant to 906 by CEO

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1250,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Surgical Safety Products, Inc. (the
"Company") on Form 10-QSB for the period ending March 31, 2003 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy
Novak, Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully compiles with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/ Timothy Novak
                                                 Timothy Novak

                                                 Chief Executive Officer
                                                 Surgical Safety Products, Inc.
May 20, 2003